                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-08006

                          SCUDDER MG INVESTMENTS TRUST
                     --------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Emerging Markets Debt Fund

Annual Report to Shareholders

October 31, 2004

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

The fund may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Investing in securities of emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, this fund is nondiversified and can take larger positions in fewer issuers, increasing its overall potential risk. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average Annual Total Returns as of 10/31/04
Scudder Emerging Markets Debt Fund	1-Year	3-Year	5-Year	10-Year
Institutional Class	15.23%	17.92%	16.49%	11.09%
JP Morgan EMBI Global Diversified+	12.48%	15.24%	14.51%	14.13%

Sources: Lipper Inc. and Deutsche Asset Management Investment Services Limited

Net Asset Value and Distribution Information
Institutional Class
Net Asset Value: 10/31/04	$ 7.37
10/31/03	$ 6.91
Distribution Information: Twelve Months: Income Dividends as of 10/31/04	$ .54
SEC 30-day Yield as of 10/31/04[a]	7.08%

a The SEC yield is net investment income per share earned over the month ended October 31, 2004, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 4.70% had certain expenses not been reduced. Yields are historical and will fluctuate.

Institutional Class Lipper Rankings — Emerging Market Debt Funds Category as of 10/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	6	of	51	12
3-Year	33	of	47	69
5-Year	18	of	41	43
10-Year	10	of	12	77

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested.

Growth of an Assumed $1,000,000 Investment
[] Scudder Emerging Markets Debt Fund — Institutional Class [] JP Morgan EMBI Global Diversified+

Yearly periods ended October 31
Comparative Results as of 10/31/04
Scudder Emerging Markets Debt Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,152,300	$1,639,800	$2,144,700	$2,862,600
	Average annual total return	15.23%	17.92%	16.49%	11.09%
JP Morgan EMBI Global Diversified+	Growth of $1,000,000	$1,124,800	$1,530,400	$1,969,000	$3,750,000
	Average annual total return	12.48%	15.24%	14.51%	14.13%

The growth of $1,000,000 is cumulative.

+ The JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified, formerly JP Morgan EMBI Global Constrained, is an unmanaged foreign securities index representing external currency- denominated debt instruments of emerging markets and is a widely accepted benchmark of emerging debt market performance. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The table is based on an investment of $1,000 made at the beginning of the six-month period ended October 31, 2004.

The table illustrates your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2004
Actual Fund Return	Institutional Class
Beginning Account Value 5/1/04	$ 1,000.00
Ending Account Value 10/31/04	$ 1,120.10
Expenses Paid per $1,000*	$ 2.65
Hypothetical 5% Fund Return	Institutional Class
Beginning Account Value 5/1/04	$ 1,000.00
Ending Account Value 10/31/04	$ 1,022.70
Expenses Paid per $1,000*	$ 2.53

* Expenses are equal to the Fund's annualized expense ratio for the share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio	Institutional Class
Scudder Emerging Markets Debt Fund	.50%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Emerging Markets Debt Fund

Deutsche Asset Management Investment Services Ltd. ("DeAMIS" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Emerging Markets Debt Fund. DeAMIS provides a full range of investment advisory services to institutional and retail clients. DeAMIS is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAMIS is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Brett Diment

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1991.

Head of Emerging Market Debt: London.

Over 13 years of investment industry experience.

Nima Tayebi

Director of Deutsche Asset Management and Co-Portfolio Manager of the fund.

Joined Deutsche Asset Management in 2001 as an emerging currency fund manager.

Previously, an executive director responsible for emerging markets trading at Millennium Global Investments. Prior to that, Vice President at Salomon Brothers, focusing on emerging currency and debt trading, and also Head of Fixed Income research at Renaissance Capital.

M.Phil from Cambridge University.

Edwin Gutierrez

Director of Deutsche Asset Management and Co-Portfolio Manager of the fund.

Member of Emerging Market Debt team: London

Joined Deutsche Asset Management in 2000 after five years of experience including emerging debt portfolio manager at INVESCO Asset Management responsible for Latin America and Asia and economist responsible for Latin America at LGT Asset Management.

MSc, Georgetown University.

In the following interview, Brett Diment, portfolio team leader, discusses Scudder Emerging Markets Debt Fund's strategy and the market environment during the 12-month period ended October 31, 2004.

Q:  How did emerging-markets debt perform during the past year?

A:  Emerging-markets bonds performed well during the fund's reporting period. In our view, the asset class as a whole is currently in one of the most positive environments it has enjoyed for many years. Strong global growth — which contributed to an impressive rise in commodity prices as well as an increase in the quantity of exports from emerging-markets nations — helped a number of countries improve their fiscal positions.1 As a further positive, global interest rates remained low by historical standards. This made it less expensive for emerging countries to fund their debt, and it also helped fuel global demand for higher-yielding assets.

1 Higher commodity prices help bring more dollars into emerging-markets nations that sell them (since commodities generally trade in dollars). Higher revenues, in turn, help improve governments' fiscal positions — a positive for currencies.

In combination, these factors helped emerging-markets bonds provide steady gains from November 2003 through March of 2004, and again from mid-May through the end of the period. The only significant downturn occurred during a six-week interval that ran from the beginning of April through the middle of May. During this time, investors grew cautious as the US Federal Reserve raised interest rates at roughly the same time as China's government took steps to cool China's overheating economy. Although these actions — which led to fears that the global economy would slow significantly — resulted in a sharp downturn, the asset class nevertheless was able to deliver solid, double-digit gains for the full year.

Q:  How did the fund perform in this context?

A:  The total return of the fund's Institutional Class shares for the 12 months ended October 31, 2004, was 15.23%. (Past performance is no guarantee of future results. Please see pages 3 through 4 for complete performance information.) The fund's return compares favorably with the 12.48% gain of its benchmark, the JP Morgan EMBI Global Diversified.2

Q:  What is the overall thinking underlying the portfolio?

A:  As we said, the backdrop for emerging-markets bonds is positive. However, yield spreads are once again near historic lows, which illustrates that much of the good news is already reflected in prices.3 At the same time, the low level of spreads shows that investors are not very concerned about risk, meaning that there is very little cushion for negative surprises (for example, a slowdown in global demand). We are therefore cautious on the outlook for the next six months. Accordingly, our core strategy remains one of managing risk in the portfolio, and focusing on assets that we believe benefit from positive underlying trends — and that are the least expensive in terms of their valuations.4

2 The JP Morgan EMBI Global Diversified, formerly JP Morgan EMBI Global Constrained, is an unmanaged foreign securities index representing external-currency-denominated debt instruments of emerging markets and is a widely accepted benchmark of emerging-market debt performance. Index returns assume reinvestment of all distributions and, unlike fund returns, do not reflect any fees or expenses. It is not possible to directly invest in an index.

3 The yield spread is the difference between the yield of a given fixed-income asset class and the yield on US Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields. A drop in the yield spread is a positive, since it indicates yields are falling and prices are rising.

4 "Valuation" refers to the price investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its true worth, or overvalued, which means that it trades at a more expensive price than its underlying worth.

Q:  How is the fund positioned in Latin America?

A:  The continued improvement in Brazil's economy forms the basis for our position in the country's bond market. We own both dollar-denominated (sovereign) debt as well as the local currency — the real. Our position in the latter indicates a positive view on the currency in relation to the US dollar, and is a more direct expression of our positive assessment of Brazil's prospects.

The fund is positioned in a similar fashion in Argentina, where the portfolio holds debt denominated in dollars and holds a currency position in the peso. The dollar- denominated debt held in the fund is in default, meaning that the government failed to make its interest payments. We hold the defaulted debt since Argentina's government is currently in negotiations with bondholders to restructure the terms of these bonds, following Argentina's declaration of default on these bonds in December 2001. If this proves to be the case, the price of the bonds would likely increase. In a debt restructuring, the issuer seeks to extend the maturity of the debt to avoid having to make immediate payments.

Elsewhere in the region, we have stayed heavily underweight in Colombia and Peru mainly as a counterbalance to our overweight positions in the Europe/ Middle East/Africa region (EMEA).5 In addition, there has been poor progress on fiscal reform in Colombia and negative political developments in Peru. We continued to reduce our position in Uruguay as the impressive rally has taken the bonds of this high-debt country to levels that we believe are above their underlying value. Ecuadorian bonds also performed strongly, and with political turmoil increasing over a possible impeachment of President Gutierrez, we trimmed the fund's overweight position.6 We channeled the proceeds of these sales into moving the fund's position in Venezuela from underweight to neutral. While the outlook for reform remains poor, we believe the current level of oil prices and calmer political climate after the recent referendum mitigate the risk of any significant negative change to its outlook.

5 "Underweight" means a fund holds a lower weighting than the benchmark; "overweight" means a fund holds a higher weighting in a given sector than the benchmark index.

The position where we deviate furthest from the benchmark within Latin America is our overweight in Mexican local bonds. Though inflation has risen this year, much of it has been attributable to reduced agricultural supplies and the ramifications of high oil prices.7 The Bank of Mexico has been proactive in stemming the effects of these temporary factors through interest-rate increases. Although more hikes may occur before year end, we believe this is more than offset by the fact that the country's longer-term bonds are offering attractive yields.8

6 An increase in a country's perceived political risk is a negative for its debt.

7 In the absence of a decrease in demand, reduced supplies should lead to higher prices.

8 High yields reflect the market's assessment that risks are high. We believe the market is overreacting to the inflation data, meaning that high yields in this situation represent a value.

Q:  What has been your approach in EMEA and Asia?

A:  In EMEA, the fund holds positions in both the dollar-denominated and local currency debt of Turkey. We made a slight reduction to the fund's weighting in the sovereign debt, mainly to reduce overall portfolio risk in light of our greater caution on the emerging bond market as a whole. We have maintained a position in Turkish Treasury bills (denominated in lira), but we have now hedged our position with respect to the currency. By hedging, we mean that we have invested in such a way that a decline in the value of the currency should not have an effect on fund returns. The basis for our position in Turkey is that the prospects for its accession to the European Union (EU) continue to improve. We expect that negotiations will begin next year, albeit with strict conditionality that the talks may be halted if Turkey makes a material reversal on the progress it has made in fulfilling the EU's criteria for accession.

The fund holds a position in Russia, where high oil prices have helped the country make a substantial increase of over $40 billion in its foreign currency reserves, which represents a significant improvement to its balance sheet.9 This positive news more than offset concerns over the potential effect of government actions against the oil giant Yukos and the centralization of power in the Kremlin. At the current level of oil prices, Russia is likely, in our view, to become a net external creditor nation soon (meaning it will have more cash than debt). If this occurs, the bond rating agency Standard & Poor's is likely to upgrade Russia's debt to investment grade in the first half of 2005 at the latest. This would likely lead to a further decline in yield spreads (reflecting higher prices).

9 By selling oil, Russia generates income in foreign currencies (such as US dollars), which counts as an asset that can offset the debt on its books.

Elsewhere in the EMEA region, we maintain significant positions in the lower-risk credits of Romania and Bulgaria. With Romania closing two more accession chapters last month, both countries are on course to join the EU in 2007. We believe there is still room for further spread compression in both countries in the run-up to joining the EU.

In Asia, there was little progress regarding the required fiscal reform aimed at stabilizing the worsening debt dynamics in the Philippines, so we do not hold a favorable view on the country. We are not finding value in any of the Asian credits that make up the JP Morgan benchmark, including China, Indonesia, Malaysia, Pakistan and Thailand.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2004

Asset Allocation (Excludes Securities Lending Collateral)	10/31/04	10/31/03

Sovereign Bonds	83%	80%
Other Debt Obligations	8%	18%
US Government Backed	2%	—
Loan Participations	2%	2%
Cash Equivalents	5%	—
	100%	100%
Geographical Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	10/31/04	10/31/03

Mexico	15%	8%
Russia	14%	17%
Turkey	14%	6%
Brazil	12%	7%
Venezuela	7%	9%
Bulgaria	6%	7%
Philippines	6%	3%
Romania	5%	6%
Argentina	5%	5%
United States	2%	9%
Malaysia	—	5%
Other	14%	18%
	100%	100%
Currency Exposure	10/31/04	10/31/03

US Dollar	81%	91%
Euro	12%	1%
Mexican Peso	5%	—
Turkish Lira	2%	—
Brazilian Real	—	3%
Russian Ruble	—	3%
Argentinean Peso	—	1%
Uruguay Peso	—	1%
	100%	100%

Average Life (Excludes Cash Equivalents and Securities Lending Collateral)	10/31/04	10/31/03

0<5 Years	14%	4%
5<10 Years	31%	25%
10+ Years	55%	71%
	100%	100%

Asset allocation, geographical diversification, currency exposure and average life are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2004

	Principal Amount ($) (a)	Value ($)

Bonds 90.5%
Argentina 4.6%
Republic of Argentina:
9.0%, 11/19/2008* EUR	766,938	285,358
9.75%, 9/19/2027*	6,430,000	1,904,600
Series E, MTN, 10.0%, 1/7/2005* EUR	200,000	75,051
Series BGL4, 11.0%, 10/9/2006*	800,000	250,000
11.75%, 4/7/2009*	2,300,000	707,250
(Cost $3,008,961)		3,222,259
Brazil 10.8%
Federative Republic of Brazil:
Floating Rate Note Debt Conversion Bond, LIBOR plus .8125%, Series 30YR, 3.063%**, 4/15/2024	800,000	698,000
Floating Rate Note Debt Conversion Bond, LIBOR plus .875%, Series 18YR, 3.125%**, 4/15/2012	529,416	483,410
9.25%, 10/22/2010	330,000	353,595
11.0%, 1/7/2005 EUR	610,000	876,823
11.0%, 8/17/2040	2,740,000	3,090,720
14.5%, 10/15/2009	1,550,000	1,991,750
(Cost $7,069,160)		7,494,298
Bulgaria 5.6%
Republic of Bulgaria, 8.25%, 1/15/2015 (Cost $3,095,363)	3,110,000	3,888,744
Dominican Republic 1.4%
Dominican Republic:
9.04%, 1/23/2013	1,050,000	851,812
9.5%, 9/27/2006	150,000	131,813
(Cost $772,470)		983,625
Ecuador 2.1%
Republic of Ecuador, Step-up Coupon, 8.0% to 8/15/2005, 9.0% to 8/15/2006, 10.0% to 8/15/2030 (Cost $1,288,093)	1,750,000	1,465,625
Mexico 13.9%
Mexican Fixed Rate Bonds, Series M-20, 8.0%12/7/2023 MXN	43,760,000	2,995,309
Pemex Project Funding Master Trust:
6.375%, 8/5/2016 EUR	350,000	459,687
7.375%, 12/15/2014	600,000	664,800
Petroleos Mexicanos SA, 9.25%, 3/30/2018	300,000	363,000
United Mexican States:
7.5%, 4/8/2033	1,800,000	1,918,800
8.0%, 9/24/2022 (f)	2,500,000	2,868,750
8.125%, 12/30/2019	220,000	257,730
Series C, Value Recovery Rights, 6/30/2005*	2,350,000	47,235
Series D, Value Recovery Rights, 6/30/2006*	2,350,000	55,695
Series E, Value Recovery Rights, 6/30/2007*	2,350,000	50,995
(Cost $8,925,264)		9,682,001
Nigeria 1.1%
Nigeria, Promissory Note, Series RC, 5.092%, 1/5/2010 (Cost $665,030)	769,734	735,000
Peru 2.0%
Republic of Peru:
Series INTL., 7.5%, 10/14/2014 EUR	700,000	883,756
8.375%, 5/3/2016	500,000	521,250
(Cost $1,401,245)		1,405,006
Philippines 5.3%
Republic of Philippines:
9.125%, 2/22/2010 EUR	500,000	658,286
9.375%, 1/18/2017	2,490,000	2,567,812
9.875%, 1/15/2019	470,000	472,938
(Cost $3,762,138)		3,699,036
Romania 5.0%
Republic of Romania:
5.75%, 7/2/2010 EUR	450,000	612,492
8.5%, 5/8/2012 EUR	1,810,000	2,866,499
(Cost $2,754,518)		3,478,991
Russia 13.3%
Aries Vermogensverwaltung GmbH:
Series B, 7.75%, 10/25/2009 EUR	1,500,000	2,075,736
Series C, 9.6%, 10/25/2014	1,000,000	1,169,700
Russian Federation:
Series REG S, Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	4,490,000	4,490,000
11.0%, 7/24/2018	700,000	950,250
12.75%, 6/24/2028	100,000	159,000
Russian Ministry of Finance, Series V, 3.0%, 5/14/2008	400,000	370,000
(Cost $8,353,487)		9,214,686
Turkey 12.8%
Republic of Turkey:
Zero Coupon, 12/7/2005 TRL	2,500,000,000,000	1,344,470
9.5%, 1/15/2014	600,000	688,500
10.5%, 1/13/2008	700,000	799,260
11.0%, 1/14/2013	510,000	629,212
11.75%, 6/15/2010	1,100,000	1,364,000
11.875%, 1/15/2030 (f)	2,980,000	4,067,700
(Cost $8,334,653)		8,893,142
Ukraine 3.9%
Government of Ukraine:
Series REG S, 6.875%, 3/4/2011	600,000	603,720
7.65%, 6/11/2013	2,080,000	2,138,864
(Cost $2,686,831)		2,742,584
United States 1.9%
US Treasury Bond, 7.5%, 11/15/2016 (Cost $1,290,282)	1,000,000	1,295,117
Venezuela 6.8%
Republic of Venezuela:
Floating Rate Note, LIBOR plus 1.00%, 3.09%**, 4/20/2011	1,360,000	1,183,200
5.375%, 8/7/2010	700,000	638,750
Series A, Collateralized Par Bond, 6.75%, 3/31/2020	500,000	491,250
8.5%, 10/8/2014	700,000	710,500
10.75%, 9/19/2013	1,460,000	1,687,760
(Cost $4,269,707)		4,711,460
Total Bonds (Cost $57,677,202)		62,911,574

Loan Participation 1.7%
Algeria
Republic of Algeria, Floating Rate Debt Conversion Bond, LIBOR plus .8125%, 2.813%**, 3/4/2010 (Cost $1,133,034)	1,170,769	1,159,061
	Shares	Value ($)

Securities Lending Collateral 6.9%
Daily Assets Fund Institutional, 1.80% (d) (e) (Cost $4,815,250)	4,815,250	4,815,250

Cash Equivalent 4.9%
Scudder Cash Management QP Trust, 1.80% (c) (Cost $3,432,877)	3,432,877	3,432,877
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $67,058,363) (b)	104.0	72,318,762
Other Assets and Liabilities, Net	(4.0)	(2,764,462)
Net Assets	100.0	69,554,300

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest.

** These securities are shown at their current rate as of October 31, 2004.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) The cost for federal income tax purposes was $67,172,693. October 31, 2004, net unrealized appreciation for all securities based on tax cost was $5,146,069. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,342,493 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $196,424.

(c) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending.

(f) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2004 amounted to $4,491,244, which is 6.5% of total net assets.

Currency Abbreviations
EUR	Euro	MXN	Mexican Peso	TRL	Turkish Lira

LIBOR: Represents the London InterBank Offered Rate.

MTN: Medium Term Note.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2004
Assets
Investments: Investments in securities, at value (cost $58,810,236) — including $4,491,244 of securities loaned	$ 64,070,635
Investment in Scudder Cash Management QP Trust (cost $3,432,877)	3,432,877
Investment in Daily Assets Fund Institutional (cost $4,815,250)*	4,815,250
Total investments in securities, at value (cost $67,058,363)	72,318,762
Cash	1,036,324
Foreign currency, at value (cost $157,085)	157,085
Receivable for investments sold	1,600,264
Interest receivable	1,055,994
Unrealized appreciation on forward foreign currency exchange contracts	96,433
Net receivable for closed forward foreign currency exchange contracts	31,254
Due from Advisor	50,999
Other assets	12,198
Total assets	76,359,313
Liabilities
Payable upon return of securities loaned	4,815,250
Unrealized depreciation on forward foreign currency exchange contracts	144,860
Payable for investments purchased	1,764,331
Other accrued expenses and payables	80,572
Total liabilities	6,805,013
Net assets, at value	$ 69,554,300
Net Assets
Net assets consist of: Undistributed net investment income	4,013,044
Net unrealized appreciation (depreciation) on: Investments	5,260,399
Foreign currency related transactions	(39,584)
Accumulated net realized gain (loss)	(6,487,503)
Paid-in capital	66,807,944
Net assets, at value	$ 69,554,300
Net Asset Value
Net Asset Value, offering and redemption price per share ($69,554,300 ÷ 9,438,543 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.37

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2004
Investment Income
Income: Interest	$ 5,702,751
Securities lending income, including income from Daily Assets Fund Institutional	4,706
Interest — Scudder Cash Management QP Trust	57,309
Total income	5,764,766
Expenses: Advisory fee	884,374
Administrator service fee	219,999
Custodian fees	81,090
Auditing	85,035
Legal	24,750
Trustees' fees and expenses	9,662
Reports to shareholders	8,935
Registration fees	29,631
Other	21,629
Total expenses, before expense reductions	1,365,105
Expense reductions	(923,932)
Total expenses, after expense reductions	441,173
Net investment income	5,323,593
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	3,288,478
Foreign currency related transactions	(817,202)
2,471,276
Net unrealized appreciation (depreciation) during the period on: Investments	3,276,738
Foreign currency related transactions	(60,649)
3,216,089
Net gain (loss) on investment transactions	5,687,365
Net increase (decrease) in net assets resulting from operations	$ 11,010,958

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2004	2003
Operations: Net investment income	$ 5,323,593	$ 6,562,479
Net realized gain (loss) on investment transactions	2,471,276	15,736,064
Net unrealized appreciation (depreciation) on investment transactions during the period	3,216,089	(97,149)
Net increase (decrease) in net assets resulting from operations	11,010,958	22,201,394
Distributions to shareholders from net investment income	(8,738,094)	(7,360,500)
Fund share transactions: Proceeds from shares sold	23,717,636	76,240,406
Reinvestment of distributions	8,694,259	7,316,340
Cost of shares redeemed	(76,993,558)	(54,380,609)
Net increase (decrease) in net assets from Fund share transactions	(44,581,663)	29,176,137
Increase (decrease) in net assets	(42,308,799)	44,017,031
Net assets at beginning of period	111,863,099	67,846,068
Net assets at end of period (including undistributed net investment income of $4,013,044 and $7,354,481, respectively)	$ 69,554,300	$ 111,863,099
Other Information
Shares outstanding at beginning of period	16,178,368	11,163,750
Shares sold	3,476,466	11,804,643
Shares issued to shareholders in reinvestment of distributions	1,319,311	1,289,430
Shares redeemed	(11,535,602)	(8,079,455)
Net increase (decrease) in Fund shares	(6,739,825)	5,014,618
Shares outstanding at end of period	9,438,543	16,178,368

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Institutional Class
Years Ended October 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 6.91	$ 6.08	$ 6.56	$ 6.97	$ 5.80
Income (loss) from investment operations: Net investment income	.39[a]	.49[a]	.53[a]	1.37	.60
Net realized and unrealized gain (loss) on investment transactions	.61	1.00	.17	(1.05)	.81
Total from investment operations	1.00	1.49	.70	.32	1.41
Less distributions from: Net investment income	(.54)	(.66)	(1.18)	(.73)	(.24)
Net asset value, end of period	$ 7.37	$ 6.91	$ 6.08	$ 6.56	$ 6.97
Total Return (%)[b]	15.23	26.81	12.22	4.52	25.08
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	70	112	68	73	285
Ratio of expenses before expense reductions (%)	1.55	1.40	1.46	1.38	1.37
Ratio of expenses after expense reductions (%)	.50	.50	.50	.87[c]	1.01
Ratio of net investment income (%)	6.05	7.67	8.79	10.31	8.29
Portfolio turnover rate (%)	311	384	590	464[d]	359

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Beginning June 1, 2001, the expense cap was decreased from 1.00% to .50%.

[d] Excludes portfolio securities delivered as a result of processing a redemption in-kind transaction.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Emerging Markets Debt Fund (the "Fund") is a non-diversified series of the Scudder MG Investments Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2004 the Fund had a net tax basis capital loss carryforward of approximately $6,373,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($2,717,000) and October 31, 2010 ($3,656,000) the respective expiration dates, whichever occurs first which may be subject to certain limitations under Sections 382-383 of the Internal Revenue Code.

Distribution of Income and Gains. Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to foreign denominated investments and certain securities sold at loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 3,994,422
Undistributed net long-term capital gains	$ —
Capital loss carryforwards	$ (6,373,000)
Net unrealized appreciation (depreciation) on investments	$ 5,146,069

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2004	2003
Distributions from ordinary income	$ 8,738,094	$ 7,360,500

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the year ended October 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $241,866,401 and $275,356,729, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management Investment Services Limited ("DeAMIS" or the "Advisor"), is the Advisor for the Fund. Deutsche Asset Management, Inc. ("DeAM, Inc."), is the Administrator for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The Advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 1.00% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the year ended October 31, 2004, the Advisor and Administrator have contractually agreed to maintain the annualized expenses of the Fund to 0.50%. Under this agreement, the Advisor waived $884,374 of advisory fees.

In addition, for the year ended October 31, 2004, the Advisor agreed to reimburse the Fund $1,360, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

Administrator Service Fee. For its services as Administrator, DeAM, Inc. receives a fee (the "Administrator Service Fee") of 0.25% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2004, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Waived	Unpaid at October 31, 2004	Effective Rate
Institutional Class	$ 219,999	$ 38,198	$ —	.21%

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

E. Loan Participations/Assignments

The Fund invests in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

F. Forward Foreign Currency Exchange Contracts

As of October 31, 2004, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
USD	650,067	ARS	1,945,000	1/27/2005	$ 2,251
USD	1,300,000	BRL	3,961,750	1/28/2005	39,035
USD	161,765	EUR	127,069	1/27/2005	1,064
USD	1,026,454	EUR	814,000	1/27/2005	8,954
EUR	695,000	USD	886,486	1/27/2005	2,446
MXP	18,500,000	USD	1,593,523	1/27/2005	14,422
USD	620,000	TRL	1,001,920,000,000	1/27/2005	28,261
Total unrealized appreciation					$ 96,433
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized (Depreciation) (US$)
BRL	2,100,890	USD	710,000	1/28/2005	$ (81)
USD	452,714	EUR	355,000	1/27/2005	(1,154)
USD	1,389,096	EUR	1,090,000	1/27/2005	(2,616)
EUR	8,810,000	USD	11,125,092	1/27/2005	(81,231)
TRL	1,001,920,000,000	USD	617,060	1/27/2005	(31,201)
TRL	1,893,400,000,000	USD	1,218,561	1/27/2005	(6,505)
USD	550,000	UAH	3,080,000	9/15/2005	(22,072)
Total unrealized depreciation					$ (144,860)

As of October 31, 2004, the Fund had the following closed forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Receivable
USD	1,500,000	RUB	48,795,000	11/19/2004
RUB	48,795,000	USD	1,528,665	11/19/2004	$ 28,665
EUR	274,931	USD	350,000	1/27/2005
USD	346,214	EUR	274,931	1/27/2005	2,589
Total net receivable					$ 31,254
Currency Abbreviations
USD	US Dollar	ARS	Argentinean Peso
BRL	Brazilian Real	EUR	Euro
MXN	Mexican Peso	RUB	Russian Ruble
TRL	Turkish Lira	UAH	Ukranian Hryvnia

G. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under the agreement.

H. Cessation of Operations

In August 2004, the Board of Trustees of the Fund approved the cessation of operations of the Fund effective on or before March 1, 2005 (the "Closing Date"). Accordingly, the Fund will redeem involuntarily the shares of any Fund shareholder outstanding on or before the Closing Date. Shareholders may exchange into another Scudder fund or redeem their shares prior to the Closing Date. Shareholders who elect to redeem their shares prior to the Closing Date will receive the net asset value per share for all shares they own. Shareholders whose shares are redeemed involuntarily by the Fund on or before the Closing Date will receive the net asset value per share for all shares they own on the date of such redemption. The redemption of shares may be a taxable event for shareholders other than those shareholders whose shares are held through a qualified defined contribution, defined benefit or other qualified retirement vehicle ("Qualified Plans").

In conjunction with approving the cessation of operations of the Fund, the Board of Trustees of the Fund approved the closing of the Fund to new investments effective as of the close of business on August 6, 2004. Certain institutional shareholders may continue to purchase shares in the Fund until the Closing Date. Qualified Plans that currently offer the Fund as an investment option may continue to offer it to their participants until the Closing Date.

I. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Scudder MG Investments Trust and Shareholders of Scudder Emerging Markets Debt Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Emerging Markets Debt Fund (the "Fund") at October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As described in Note H to the financial statements, in August 2004, the Trustees voted to liquidate the Fund on or before March 1, 2005.

Boston, Massachusetts December 28, 2004	PricewaterhouseCoopers LLP
Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

Independent Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Joseph R. Hardiman 5/27/37 Chairman since 2004 Trustee since 2002

Private Equity Investor (January 1997 to present); Director, Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Soundview Technology Group Inc. (investment banking) (July 1998-January 2004) and Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).

		55
Richard R. Burt 2/3/47 Trustee since 2002

Chairman, Diligence LLC (international information collection and risk-management firm) (September 2002 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).

		57
S. Leland Dill 3/28/30 Trustee since 2002	Trustee, Phoenix Euclid Market Neutral Funds (since May 1998), Phoenix Funds (24 portfolios) (since May 2004) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986); Trustee, Phoenix Zweig Series Trust (September 1989-May 2004).	55
Martin J. Gruber 7/15/37 Trustee since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee (since January 2000) and Chairman of the Board (since February 2004), CREF (pension fund); Trustee of the TIAA-CREF mutual funds (53 portfolios) (since February 2004); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001).	55
Richard J. Herring 2/18/46 Trustee since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	55
Graham E. Jones 1/31/33 Trustee since 1993	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	55
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present).	55
Philip Saunders, Jr. 10/11/35 Trustee since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	55
William N. Searcy 9/3/46 Trustee since 1993	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-October 2003).	55
Robert H. Wadsworth 1/29/40 Trustee since 2002

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1983 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies).

* Inception date of the corporation which was the predecessor to the L.L.C.

		58
Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler[4] 2/6/42 Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999).	140
Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Julian F. Sluyters[5] 7/14/60 President and Chief Executive Officer, 2004-present

Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management.

Kenneth Murphy[6] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000 to present). Formerly, Director, John Hancock Signature Services (1992-2000).
Paul H. Schubert[5] 1/11/63 Chief Financial Officer, Since July 2004

Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004).

Charles A. Rizzo[6] 8/5/57 Treasurer since 2002

Managing Director, Deutsche Asset Management (since April 2004). Formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

John Millette[6] 8/23/62 Secretary since 2003	Director, Deutsche Asset Management.
Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003

Managing Director, Deutsche Asset Management (2002 to present) and Director, Deutsche Global Funds Ltd. (2002 to present). Formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Caroline Pearson[6] 4/1/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.
Bruce A. Rosenblum 9/14/60 Vice President since 2003 Assistant Secretary since 2002	Director, Deutsche Asset Management.
Kevin M. Gay[6] 11/12/59 Assistant Treasurer since 2004	Vice President, Deutsche Asset Management.
Salvatore Schiavone[6] 11/3/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Kathleen Sullivan D'Eramo[6] 1/25/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management.

1 Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.

2 Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder MG Investments Trust of which this fund is a series.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Mr. Shiebler is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 280 Park Avenue, New York, New York.

5 Address: 345 Park Avenue, New York, New York.

6 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the fund's Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Institutional Class
Nasdaq Symbol	MGEIX
CUSIP Number	81116P 857
Fund Number	553
Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2004, Scudder MG Investments Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. S.
Leland Dill. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                       SCUDDER EMERGING MARKETS DEBT FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"),  the Fund's  auditor,  billed to the Fund  during  the Fund's  last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit  Committee  approved in advance all audit services and non-audit  services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
Fiscal Year      Audit Fees     Audit-Related      Tax Fees      All Other
   Ended          Billed         Fees Billed      Billed to     Fees Billed
October 31,      to Fund          to Fund            Fund         to Fund
--------------------------------------------------------------------------------
2004             $47,300            $185             $7,265            $0
--------------------------------------------------------------------------------
2003             $44,800           $1,205            $6,920            $0
--------------------------------------------------------------------------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows  the  amount  of  fees  billed  by PWC to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                    Audit-Related         Tax Fees            All Other
                     Fees Billed          Billed to          Fees Billed
  Fiscal           to Adviser and        Adviser and        to Adviser and
   Year             Affiliated           Affiliated          Affiliated
  Ended            Fund Service          Fund Service        Fund Service
 October 31,         Providers            Providers           Providers
--------------------------------------------------------------------------------
2004                   $453,907                 $0                    $0
--------------------------------------------------------------------------------
2003                   $662,457               $50,000                 $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures.

                                       1

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                               Total Non-Audit
                               Fees billed to              Total
                                Adviser and            Non-Audit Fees
                               Affiliated Fund           billed to
                              Service Providers         Adviser and
                              (engagements related      Affiliated
                 Total         directly to the         Fund Service
                Non-Audit       operations and           Providers
  Fiscal       Fees Billed    financial reporting      (all other     Total of
   Year         to Fund          of the Fund)          engagements)   (A),(B)
   Ended
October 31,       (A)                  (B)                  (C)        and (C)
--------------------------------------------------------------------------------
2004             $7,265             $0                 $1,153,767     $1,161,032
--------------------------------------------------------------------------------
2003             $6,920          $50,000               $4,947,177     $5,004,097
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management,  tax services and process  improvement/integration  initiatives  for
DeIM and other related  entities that provide  support for the operations of the fund.

                                       2

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Emerging Markets Debt Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 4, 2005
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Emerging Markets Debt Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 4, 2005
                                    ---------------------------

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               January 4, 2005
                                    ---------------------------